                                                                 Exhibit 10.83.3

MERRILL LYNCH

DATE:        DECEMBER 3, 2004
AMENDED:     JANUARY 13, 2005
AMENDED:     FEBRUARY 4, 2005
AMENDED:     FEBRUARY 15, 2005

TO:          FORTRESS NBA ACQUISITION, LLC ("Counterparty")
ATTENTION:   Akhil Sharma
TEL:         212 479 5280
FAX:         212 798 6133

FROM:        MERRILL LYNCH CAPITAL SERVICES, INC. ("MLCS")
CONTACT:     Hui Sun Kwei
EMAIL:       hkwei@exchange.ml.com
TEL:         212-449-8253
FAX:         917-778-0836

RE:          SWAP TRANSACTION

ML REF:      04DL16954, 1942455

THIS COMMUNICATION SUPERCEDES AND REPLACES ALL PRIOR COMMUNICATION BETWEEN THE PARTIES HERETO WITH RESPECT TO THE TRANSACTION DESCRIBED BELOW.

Dear Sir or Madam:

     The purpose of this communication is to confirm the terms and conditions of the transaction entered into between us on the Trade Date specified below (the "Transaction"). This communication constitutes a "Confirmation" as referred to in the Agreement specified below.

     The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the "Definitions") are incorporated into this Confirmation. For these purposes, all references in those Definitions to a "Swap Transaction" shall be deemed to apply to the Transaction referred to herein. In the event of any inconsistency between the Definitions and this Confirmation, the terms of this Confirmation shall govern.

     This Confirmation evidences a complete and binding agreement between you and us as to the terms of the Transaction to which this Confirmation relates. In addition, you and we agree to use all reasonable efforts promptly to negotiate, execute and deliver an agreement in the form of the ISDA Master Agreement (Multicurrency-Cross Border) (the "Master Form"), with such modifications as you and wo will in good faith agree (the "Agreement"). Upon the execution by you and us of the Agreement, this Confirmation will supplement, form a part of, and be subject to the Agreement. All provisions contained in or incorporated by reference in the Agreement upon its execution will

MERRILL LYNCH

govern this Confirmation except as expressly modified below. Until we execute and deliver the Agreement, this Confirmation, together with all other documents referring to the Master Form (each a "Confirmation") confirming transactions (each a "Transaction") entered into between us (notwithstanding anything to the contrary in a Confirmation), shall supplement, form a part of, and be subject to, an agreement in the form of the Master Form as if we had executed an agreement in such form (but without any Schedule except for the election of the laws of the State of New York as the governing law and US Dollars as the Termination Currency) on the Trade Date of the first such Transaction between us. In the event of any inconsistency between the provisions of that agreement and this Confirmation, this Confirmation will prevail for the purpose of this Transaction.

The terms of the particular Transaction to which the Confirmation relates are as follows:

Notional Amount:                          USD 12,000,000.00

Trade Date:                               December 3, 2004

Effective Date:                           January 22, 2005

Termination Date:                         January 22, 2008

Fixed Amounts:

Fixed Rate Payer:                         Counterparty

Fixed Rate Payer Payment Date:            The 22nd day of each month in each
                                          year, commencing on February 22, 2005
                                          and ending on the Termination Date,
                                          inclusive, subject to adjustment in
                                          accordance with the Modified Following
                                          Business Day Convention.

Fixed Rate:                               3.615000% per annum

Fixed Rate Payer Day Count Fraction:      30/360

No Adjustment of Period End Dates:        Inapplicable

Floating Amounts:

Floating Rate Payer:                      MLCS

Floating Rate Payer Payment Date:         The 22nd day of each month in each
                                          year, commencing on February 22, 2005
                                          and ending on the Termination Date,
                                          inclusive, subject to adjustment in
                                          accordance with the Modified Following
                                          Business Day

MERRILL LYNCH

                                          Convention.

Floating Rate Option:                     USD-LIBOR BBA

Designated Maturity:                      One Month

Spread:                                   Inapplicable

Floating Rate Payer Day Count Fraction:   Actual/360

No Adjustment of Period End Dates:        Inapplicable

Reset Dates:                              The first day of each Floating Rate
                                          Payer Calculation Period

Rate Cut-Off Dates:                       Inapplicable

Averaging:                                Inapplicable

Compounding:                              Inapplicable

Business Days:                            New York and London

Calculation Agent:                        MLCS, unless otherwise specified in
                                          the Agreement

Collateral:                               (a) Until the execution of a Credit
                                          Support Annex between the parties,
                                          this Confirmation shall constitute a
                                          pledge agreement (and a Credit Support
                                          Document under the Agreement) securing
                                          the payment and performance of
                                          Counterparty's obligations to MLCS
                                          under this and any other Transaction
                                          between the parties. Promptly after
                                          the execution hereof, MLCS and
                                          Counterparty agree to execute a Credit
                                          Support Annex in form and substance
                                          reasonably satisfactory to the
                                          parties. With the exception of the
                                          "Independent Amount" language, Upon
                                          execution, the Credit Support Annex
                                          shall supersede and replace the pledge
                                          agreement and all the provisions of
                                          "Collateral" created hereby.

                                          (b) If at any time a Required Amount

MERRILL LYNCH

                                          and/or an Independent Amount (both as
                                          defined below) exists, Counterparty,
                                          as security for its obligations to
                                          MLCS, shall, promptly upon demand by
                                          MLCS, pledge, transfer and deliver to
                                          MLCS, and grant MLCS a first priority
                                          continuing security interest in and
                                          right of set-off against, Eligible
                                          Collateral (as defused below) having a
                                          minimum market value equal to the
                                          Required Amount and/or Independent
                                          Amount, as applicable.

                                          (c) Upon any default by Counterparty
                                          in the performance of its obligations
                                          to MLCS hereunder or under any other
                                          Transaction with MLCS, MLCS shall have
                                          all rights of a secured creditor under
                                          the New York Uniform Commercial Code.

                                          (d) The term "Eligible Collateral"
                                          means U.S. denominated cash, U.S.
                                          Treasury Securities and any other form
                                          of collateral agreed to between the
                                          parties.

                                          The term "Required Amount" means the
                                          amount by which the value of any
                                          positive "Net Market Quotation" (as
                                          defined below) exceeds USD 0.00. A
                                          positive Net Market Quotation shall
                                          mean that MLCS is exposed to
                                          Counterparty and a negative Net Market
                                          Quotation shall mean that Counterparty
                                          is exposed to MLCS.

                                          The term "Net Market Quotation" means
                                          an amount equal to the sum of all
                                          Market Quotations (both positive and
                                          negative) for all Transactions between
                                          the parties assuming all such
                                          Transactions were being terminated as
                                          of the relevant date of valuation;
                                          provided, however, that Market
                                          Quotation will be determined by MLCS
                                          using its mid-market estimates of the
                                          amounts that would be paid for
                                          Replacement Transactions (as such term
                                          is defined in the definition of
                                          "Market Quotation").

MERRILL LYNCH

                                          The term "Independent Amount" means,
                                          if at any time if the net book value
                                          of Party B falls below USD 50,000,000
                                          at any time during the period 12
                                          months prior to the date of any such
                                          determination, an amount equal to (a)
                                          (i) if such date of determination
                                          occurs during the first 12 months of
                                          the Transaction, up to 30 basis points
                                          of the Notional Account, (ii) if such
                                          date of determination occurs between
                                          months 12 and 24 of the Transaction,
                                          up to 20 basis points of the Notional
                                          Amount and (iii) if such date of
                                          determination occurs after month 24 of
                                          the Transaction, up to 10 basis points
                                          of the Notional Amount."

                                          Please contact Collateral Management,
                                          at telephone: (212) 449-3782,
                                          facsimile: (212) 738-1492, for
                                          delivery instructions for securities.

Non-Reliance:                             Each party represents to the other
                                          party that it is acting for its own
                                          account, and has made its own
                                          independent decisions to enter into
                                          this Transaction and as to whether
                                          this Transaction is appropriate or
                                          proper for it based on its own
                                          judgement and upon advice from such
                                          advisors as it has deemed necessary.
                                          It is not relying on any communication
                                          (written or oral) of the other party
                                          as investment advice or as a
                                          recommendation to enter into this
                                          Transaction, it being understood that
                                          information and explanations related
                                          to the terms and conditions of this
                                          Transaction shall not be considered
                                          investment advice or a recommendation
                                          to enter into this Transaction. No
                                          communication (written or oral)
                                          received from the other party shall be
                                          deemed to be an assurance or guarantee
                                          as to the expected results of this
                                          Transaction.

Account Details:

MERRILL LYNCH

USD payments to MLCS:                     DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                          NEW YORK, NY: 021001033)

                                          FAQ: MERRILL LYNCH CAPITAL SERVICES,
                                          INC., NEW YORK, NY

                                          Acct: 00-811-874

USD payments to Counterparty:             Please Advise

Please confirm that the foregoing correctly sets the terms of our agreement by executing this Confirmation and returning it to us by facsimile transmission.

Yours sincerely,

MERRILL LYNCH CAPITAL SERVICES, INC.


By: /s/ Angelina Lopes
    ---------------------------------
    Authorized Signatory


Accepted and confirmed as of the
Trade Date written above:

FORTRESS NBA ACQUISITION, LLC


By: /s/ William Doniger
    ---------------------------------
Name: William Doniger
Title: Authorized Signatory
       ------------------------------